SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2006

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31979	84-1460811
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

3200 Walnut Street, Boulder, Colorado		80301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (303) 381-6600

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                        ☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                        ☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                        ☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                        ☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On June 8, 2006, AstraZeneca and Array BioPharma Inc. issued a joint press release announcing the initiation of a Phase II study for AZD6244 (ARRY-142886) in malignant melanoma. AstraZeneca expects the first patient to be enrolled in this melanoma study before the end of June, which will trigger a $3 million milestone payment from AstraZeneca to Array upon dosing the first patient. The full text of this joint press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1           Press release dated June 8, 2006 entitled “AstraZeneca and Array BioPharma Announce Initiation of Phase II Studies for AZD6244 (ARRY-142886).”

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY BIOPHARMA INC.

Date: June 8, 2006	By:	/s/ Robert E. Conway
Robert E. Conway
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press release dated June 8, 2006 entitled “AstraZeneca and Array BioPharma Announce Initiation of Phase II Studies for AZD6244 (ARRY-142886).”